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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Affiliated Community Bancorp, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 15, 1997 on the consolidated financial statements included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-20181.


                                                     /s/ Arthur Andersen LLP

Boston, Massachusetts
March 17, 1997